Michael Kelly

7145 Sagebrush Drive

Parker, Colorado 80138

January 26, 2018

Spindle Board of Directors

1201 S. Alma School Rd., Suite 12500

Mesa, AZ 85210

Re: Resignation as Board Member

Dear Board,

Please accept this as my immediate resignation from Spindle's Board of Directors (the "Board"). My resignation from the Board is due to the following activities of Spindle's management:

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Misrepresenting to the board of material facts regarding acquisition targets;

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Committing Spindle to transactions in which Spindle's performance is wholly impractical due to fiscal challenges;

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Providing the Board with misleading forecasts and memorandum;

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Entering into agreements, financing agreements, accepting undocumented loans, without consent of the board;

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Signing resolutions of the Board without Board consent; and

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Generally precluding my fulfillment of my fiduciary duties as a member of the

•

Board.

I hope you work to correct these problems as soon as possible to provide value to Spindle's shareholders.

Sincerely,

/s/ Michael Kelly

Michael Kelly